UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2007
TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)

10780 Parkridge Blvd., 4th Floor
Reston, Virginia		20191
(Address of principal executive offices)		(Zip Code)
(571) 382-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
At its June 12, 2007 meeting, the Compensation Committee of the Board of Directors of Tier Technologies, Inc. (Tier) set certain compensation and benefits for Ronald L. Rossetti, President and Chief Executive Officer in conjunction with the expiration of Mr. Rossetti’s employment agreement on May 25, 2007. This action was taken as an interim step in anticipation of a formal agreement that is currently being negotiated. The Compensation Committee set Mr. Rossetti’s salary at $400,000 per year, effective May 26, 2007. In addition, Mr. Rossetti became eligible to participate in fringe benefit programs that are available to Tier employees.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.
By:	/s/ David E. Fountain
	Name:	David E. Fountain
	Title:	Chief Financial Officer

Date: June 18, 2007